WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
August 31, 1997
                                                             Aggregate
                                                             Net Investment
Aggregate Net Investment Value                               Value                  99.8%
Original                                                     1,199,477,720.00       1,197,078,764.56
8/1/97                                                       1,199,477,720.00       1,197,078,764.56

Principal collections & reimbursement loss amount               15,400,063.31          15,369,263.18
8/31/97                                                      1,184,077,656.69       1,181,709,501.38

Certificate Balance @ 8/31/97                                1,199,477,720.00       1,197,078,764.56

                                                             Class A-1
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                21.31038%     250,000,000
8/1/97                                                                  21.31038%     250,000,000

Principal collections & reimbursement loss amount                                      14,586,743
8/31/97                                                                               235,413,257

Certificate Balance @ 8/31/97                                           21.31038%     250,000,000

                                                             Class A-2
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                24.72004%     290,000,000
8/1/97                                                                  24.72004%     290,000,000

Principal collections & reimbursement loss amount                                         149,262
8/31/97                                                                               289,850,738

Certificate Balance @ 8/31/97                                           24.72004%     290,000,000

                                                             Class A-3
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                24.72004%     290,000,000
8/1/97                                                                  24.72004%     290,000,000

Principal collections & reimbursement loss amount                                         149,262
8/31/97                                                                               289,850,738

Certificate Balance @ 8/31/97                                           24.72004%     290,000,000

                                                             Class A-4
                                                             Percentage             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                23.63729%     277,297,857
8/1/97                                                                  23.63729%     277,297,857

Principal collections & reimbursement loss amount                                         142,724
8/31/97                                                                               277,155,133

Certificate Balance @ 8/31/97                                           23.63729%     277,297,857

                                                             Class B
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                 5.61224%      65,839,332
8/1/97                                                                   5.61224%      65,839,332

Principal collections & reimbursement loss amount                                          33,887
8/31/97                                                                                65,805,445

Certificate Balance @ 8/31/97                                            5.61224%      65,839,332



Aggregate Net Investment Value                               Seller Interest        Balance

Original                                                                 2.00000%      23,941,575
8/1/97

Principal collections & reimbursement loss amount                        2.00000%         295,063
8/31/97                                                                  2.00000%      23,634,190

Certificate Balance @ 8/31/97                                            2.00000%      23,941,575


Distributable Amounts                                        Total

Interest Distributable Amount                                    5,221,527.32
Principal Distributable Amount (1)                              14,753,131.93
Reimbursed Charged-off Amount (1)                                  616,131.26
Reimbursed Residual Value Loss Amount                                    0.00
Reimbursed Additional Loss Amount                                        0.00

Total                                                           20,590,790.51

Distributable Amounts                                        Class A-1              %

Interest Distributable Amount                                    1,375,000.00
Principal Distributable Amount (1)                              14,458,069.29                  98.00000%
Reimbursed Charged-off Amount (1)                                  128,673.90                  20.88417%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                           15,961,743.19

Distributable Amounts                                        Class A-2              %

Interest Distributable Amount                                    1,631,250.00
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  149,261.74                  24.22564%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                            1,780,511.74

Distributable Amounts                                        Class A-3              %

Interest Distributable Amount                                    1,655,416.67
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  149,261.74                  24.22564%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                            1,804,678.41

Distributable Amounts                                        Class A-4              %

Interest Distributable Amount                                    1,594,462.68
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  142,724.03                  23.16455%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                            1,737,186.71

Distributable Amounts                                        Class B                %

Interest Distributable Amount                                      400,522.60
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                   33,887.22                   5.50000%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                              434,409.82

Distributable Amounts                                        Seller Interest        %

Interest Distributable Amount                                      159,338.05
Principal Distributable Amount (1)                                 295,062.64                   2.00000%
Reimbursed Charged-off Amount (1)                                        0.00                   0.00000%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                              454,400.69

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                          Series A-1             Series A-2

                                                    8/1/97             100.0000000%           100.0000000%
                                                    8/31/97            100.0000000%           100.0000000%

Certificate Factors                                          Series A-3             Series A-4

                                                    8/1/97             100.0000000%           100.0000000%
                                                    8/31/97            100.0000000%           100.0000000%

Certificate Factors                                          Series B

                                                    8/1/97             100.0000000%
                                                    8/31/97            100.0000000%

Pool Data                                                    8/1/97                 $

Number of Loans                                                     53,189
Prepayments                                                            182              3,992,321.46
Scheduled Terminations                                                   0                      0.00
Charge-Offs                                                            104              2,135,899.63
Weighted Ave APR                                                         9.38%


Pool Data                                                    8/31/97                $

Number of Loans                                                     53,615
Prepayments                                                            142              3,106,709.67
Scheduled Terminations                                                   0                      0.00
Charge-Offs                                                            116              2,394,015.99
Weighted Ave APR                                                         9.38%


Account Balances                                             Pay Ahead              Advance                Reserve Fund

Balance as of  8/01/97                                           1,947,132.94             317,493.13          11,970,788.00
Balance as of  8/31/97                                           1,576,099.90             329,544.42          11,970,788.00
Change                                                            (371,033.04)             12,051.29                   0.00
Required Amount (withdrawl from reserve)                                                                               0.00
Reserve Fund Requirement                                                                                      11,970,788.00
Reserve Fund Supplement Requirement                                                                                    0.00

Residual Value Surplus Account

Beginning Balance 8/01/97                                                0.00
Deposits                                                                 0.00
Withdrawls                                                               0.00
Ending Balance 8/31/97                                                   0.00




Distribution per $1,000                                                             Total

Total Distribution Amount                                                                       4.36189119

Interest Distribution Amount                                                                    4.36189119
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----

Distribution per $1,000                                                             Class A-1

Total Distribution Amount                                                                       5.50000000

Interest Distribution Amount                                                                    5.50000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                       5.62500000

Interest Distribution Amount                                                                    5.62500000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                       5.70833333

Interest Distribution Amount                                                                    5.70833333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                       5.75000000

Interest Distribution Amount                                                                    5.75000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----


Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                       6.08333330

Interest Distribution Amount                                                                    6.08333330
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Seller Interest

Total Distribution Amount                                                                       6.65528670

Interest Distribution Amount                                                                    6.65528670
Carryover Shortfall                                                                         -----
Prior Carryover Shortfall                                                                   -----

Total Carryover Shortfall                                                                   -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                   -----
Unpaid Principal Loss Interest Amount                                                       -----

Seller Principal not paid to Seller                                                             0.00000000
Seller Interest not paid to Seller                                                              0.00000000

Unpaid Class B Principal Carryover Shortfall                                                -----



Servicing Fee                                                                     Total

Amount of Servicing Fee Paid                                                              999,564.77
Total Unpaid                                                                                    0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                             0.00
SUBI                                                                                            0.00
                                                                                                0.00


Securitization Trustee Expenses Paid  (1)                                                       0.00

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                                 June                July                   August





Outstanding                                                      1,623,389.28           2,135,899.63           2,394,015.99
Balance

Net
Liquidation                                                      1,217,701.75           1,488,402.86           1,685,881.09
Proceeds

Average
Aggregate
Net Investment                                               1,199,477,720.00       1,199,477,720.00       1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                               0.41%                  0.65%                  0.71%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                      0.59%



DELINQUENCY RATE
                                                                #                                          $

Past Due 31-60 days                                                    586                                    12,397,438
Past Due 61-90 days                                                    126                                     2,499,175
Past Due 91 + days                                                      45                                       978,739

 Total                                                                 757                                    15,875,352

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                                Delinquent          Current                Delinquency
                                                                Contracts           Contracts              Rate
                                                                (> 60 days)



June                                                                   115                 52,844                      0.22%
July                                                                   122                 53,189                      0.23%
August                                                                 171                 53,615                      0.32%

                                                                                                                       0.26%
